ALTIA

˗˗˗˗ E E S T I ˗˗˗˗

Pro-Forma Invoice:  _______________

Date:  ___________________________

Customer Order No:  ________________________

Terms of Delivery:  _________________________

Delivery Date:  _____________________________

Terms of Payment:  __Payable Immediately______

Due Date:  ________________________

Interest on Overdue Payment:  __________________

Buyer:

VODKA BRANDS CORP

510 ROSLYN PLACE

PITTSBURG 15232

USA

Vat No

Excise Warehouse No.

EAN code

Description of Goods

      Customer Code    Unit     Cases     Quantity    Unit Price

Total

BLUE DIAMOND VODKA 40% 75CL

          22086011

         PCS      _____     ________     _______        _______

VAT %

0

                Total EUR                            ________

Gross Weight (KG)

__________

Net Weight (KG)

__________

_____________________________

           Customer Signature

Altia Eesti AS

Phone  +372 6712 100

Danske Bank A/A Eesti filiaal

Tammi tee 30 Laabi küla

Fax  + 372 6712 001

a/a 333487940007

Tabasalu sjsk

VAT No:  EE100436341

SWIFT FOREEE2X

76901 Harjumaa

IBAN: EE483300333487940007

ESTONIA